MUNIHOLDINGS
FUND II, INC.



FUND LOGO



Semi-Annual Report

January 31, 2000



This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniHoldings Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011




Printed on post-consumer recycled paper



MUNIHOLDINGS FUND II, INC.


The Benefits and
Risks of
Leveraging

MuniHoldings Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniHoldings Fund II, Inc., January 31, 2000


DEAR SHAREHOLDER

For the six-month period ended January 31, 2000, the Common Stock of MuniHoldings Fund II, Inc. earned $0.425 per share income dividends, which included earned and unpaid dividends of $0.065. This represents a net annualized yield of 7.23%, based on a month-end per share net asset value of $11.65. Over the same period, the total investment return on the Fund's Common Stock was -14.61%, based on a change in per share net asset value from $14.16 to $11.65 and assuming reinvestment of $0.429 per share ordinary income dividends and $0.015 per share capital gains distributions.

For the six-month period ended January 31, 2000, the Fund's Auction Market Preferred Stock had an average yield of 3.75% for Series A and 3.44% for Series B.

The Municipal Market Environment
During the six months ended January 31, 2000, continued strong domestic growth, gradual improvement in foreign economies and investor concerns regarding future inflationary pressures pushed long-term fixed-income bond yields higher. The Federal Reserve Board continued to raise short-term interest rates in August and November 1999 as well as just after the period's close, seeking to moderate US economic growth and maintain the existing benign inflationary environment. US economic growth, in part intensified by Year 2000
(Y2K) preparations, grew 5.8% during the last fiscal quarter of 1999 and had an annual rate of 4.1% for 1999. A number of inflationary indicators have also begun to signal some increase in price pressures.

However, most investors believe that the Federal Reserve Board will be extremely vigilant in preventing such pressures from any material escalation. US Treasury bond yields responded by rising approximately 60 basis points (0.60%) by mid-January 2000. A strong rally, largely based upon an expected significant reduction in the future supply of US Treasury 30-year maturity bonds, pushed yields lower to 6.50% at January 31, 2000. Over the last six months, yields on 30-year US Treasury bonds rose approximately 40 basis points.

The tax-exempt bond market was also under pressure throughout the entire period. Despite receiving more than $30 billion in coupon payments, bond maturities and proceeds from early redemptions in December and January, overall investor demand has diminished. It is likely that the returns generated by the US equity market have continued to attract investor attention and have left little demand for competing investment alternatives. At January 31, 2000, the long-term tax-exempt revenue bond yield, as measured by the Bond Buyer Revenue Index, was 6.34%, an increase of nearly 70 basis points over the last six months.

Issuance by municipalities has significantly declined in recent months. Over the last six months, less than $100 billion in long-term tax-exempt bonds were issued, representing a decline of over 20% compared to the same period a year ago. During the last three months, less than $45 billion in long-term bonds were issued by various municipalities. This most recent quarterly issuance is 30% below the level of the January 31, 1999 quarter. Additionally, during January 2000, less than $8 billion in municipal debt was underwritten, down more than 50% from January 1999 levels. This represents the lowest monthly issuance in over five years. Toward the end of 1999, consensus estimates for 2000 annual issuance were in the $210 billion--$215 billion range. January's underwritings, as well as those expected to be issued in the near future, have led some analysts to revise their forecasts to the $190 billion range.

We believe an overall reduction in bond supply in the coming year should help support the municipal bond market's overall technical position. While tax-exempt bond yields, which are at their highest level in over three years, have attracted significant retail investor interest, institutional demand declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities rose faster than those of larger, more diverse mutual funds. During the six months ended January 31, 2000, tax-exempt mutual funds have had net redemptions of approximately $9 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90%, found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in an attempt to attract adequate demand. We believe a reduced bond supply going forward is likely to promote a more closely balanced supply/demand structure and foster a more stable tax-exempt interest rate environment.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered around current levels. Investors are also likely to remain concerned regarding future action by the Federal Reserve Board in early 2000. Any improvement in bond prices may be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far could negatively affect US economic growth. The US housing market is likely to be among the first sectors to be affected, as some declines have already been evidenced because of higher mortgage rates. We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates may reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Portfolio Strategy
During the six months ended January 31, 2000, our investment strategy focused on seeking to enhance tax-exempt income. To achieve this goal, we kept the Fund at an above-average duration as well as fully invested. During this period, price volatility in the fixed-income market, particularly the municipal bond market, was greater than usual. This was the result of strong domestic growth, concerns about inflation, and the uncertainty of the Y2K situation. During the period, the long-term bond yield rose approximately 40 basis points, while long-term tax-exempt interest rates rose about 70 basis points. While this was not good for the Fund's total return, it allowed us to purchase high coupon bonds, which have not been available in the tax-exempt market since early 1995. These purchases were designed to enable us to generate a higher level of tax-exempt income and limit the effects the Fund may experience from any additional interest rate volatility.

Short-term tax-exempt interest rates provided a significant yield benefit to MuniHoldings Fund II, Inc.'s Common Stock shareholders. Although the Federal Reserve Board has made recent increases in short-term interest rates, with a possibility of another tightening in the future, interest rates on the Fund's Preferred Stock remained around historical averages for much of the past six months. However, should the spread between long-term and short-term interest rates narrow, the benefits of the leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (See page 1 of this report to shareholders for a complete explanation of the benefits and risks of leverage.)

In Conclusion
We appreciate your ongoing interest in MuniHoldings Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager



March 8, 2000




MuniHoldings Fund II, Inc., January 31, 2000


PROXY RESULTS

During the six-month period ended January 31, 2000, MuniHoldings Fund II, Inc.'s Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 15, 1999. The description of each proposal and number of shares voted are as follows:

                                                                           Shares Voted                 Shares Withheld
                                                                               For                        From Voting
1. To elect the Fund's Directors:         Terry K. Glenn                     10,448,163                     518,952
                                          Ronald W. Forbes                   10,448,163                     518,952
                                          Cynthia A. Montgomery              10,448,163                     518,952
                                          Kevin A. Ryan                      10,441,278                     525,837
                                          Arthur Zeikel                      10,439,950                     527,165

                                                                           Shares Voted    Shares Voted   Shares Voted
                                                                                For           Against        Abstain
2. To ratify the selection of Ernst & Young LLP as the Fund's
   independent auditors for the current fiscal year.                         10,551,035       297,483       118,597

During the six-month period ended January 31, 2000, MuniHoldings Fund II, Inc.'s Preferred Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 15, 1999. The description of each proposal and number of shares voted are as follows:

                                                                           Shares Voted                 Shares Withheld
                                                                                For                       From Voting
1. To elect the Fund's Board of Directors:
   Terry K. Glenn, Ronald W. Forbes,
   Cynthia A. Montgomery, Charles C. Reilly,
   Kevin A. Ryan, Richard R. West and
   Arthur Zeikel as follows:
                                          Series A                             1,490                          222
                                          Series B                             1,679                           0

                                                                           Shares Voted   Shares Voted   Shares Voted
                                                                                For          Against        Abstain
2. To ratify the selection of Ernst & Young LLP as the
   Fund's independent auditors for the current
   fiscal year as follows:
                                          Series A                             1,713             0             0
                                          Series B                             1,679             0             0


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.



QUALITY PROFILE

The quality ratings of securities in the Fund as of January 31, 2000 were as follows:


                                      Percent of
S&P Rating/Moody's Rating             Net Assets

AAA/Aaa                                  43.5%
AA/Aa                                     2.3
A/A                                       6.1
BBB/Baa                                  12.0
BB/Ba                                     5.3
B/B                                       1.2
NR (Not Rated)                           19.7
Other++                                   6.1

++Temporary investments in short-term municipal securities.



MuniHoldings Fund II, Inc., January 31, 2000


Portfolio
Abbreviations


To simplify the listings of MuniHoldings Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
EDA        Economic Development Authority
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
VRDN       Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                  (in Thousands)
                S&P       Moody's    Face
STATE         Ratings     Ratings   Amount  Issue                                                                Value
Arizona--5.4%   B+        Ba3     $ 2,500   Apache County, Arizona, IDA, PCR, Refunding (Tuscon Electric
                                            Power Co. Project), Series B, 5.875% due 3/01/2033                  $  2,094
                BBB+      Baa1      2,170   Arizona Health Facilities Authority Revenue Bonds (Catholic
                                            Healthcare West), Series A, 6.625% due 7/01/2020                       2,065
                NR*       B1        2,800   Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                            (America West Airlines Inc. Project), AMT, 6.30% due 4/01/2023         2,471
                B+        Ba3       4,000   Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds
                                            (Tucson Electric Power Company Project), Series B, 6% due
                                            9/01/2029                                                              3,388
                NR*       NR*       1,695   Show Low, Arizona, Improvement District No. 5, Special
                                            Assessment Bonds, 6.375% due 1/01/2015                                 1,640

California      NR*       Aaa       6,500   California Statewide Communities Development Authority, COP,
--8.6%                                      RIB, Series 24, 7.495% due 12/01/2015 (c)(g)                           5,819
                NR*       NR*       3,000   Santa Margarita, California, Water District, Special Tax
                                            Refunding Bonds (Community Facilities District Number 99),
                                            Series 1, 6.25% due 9/01/2029                                          2,766
                AAA       Aaa      10,000   Tracy, California, Area Public Facilities Financing Agency,
                                            Special Tax Refunding Bonds (Community Facilities District
                                            Number 87-1), Series H, 5.875% due 10/01/2019 (b)                      9,901

Colorado--1.7%  NR*       Aa2       3,500   Colorado HFA, S/F Program Revenue Bonds, Series B-3, 6.55%
                                            due 10/01/2016                                                         3,634

Connecticut     BB+       Ba1       5,000   Connecticut State Development Authority, PCR, Refunding
--2.0%                                      (Connecticut Light and Power Company), Series A, 5.85%
                                            due 9/01/2028                                                          4,351

Florida--2.4%   NR*       NR*       1,000   Heritage Palms, Florida, Community Development District, Capital
                                            Improvement Revenue Bonds, 6.25% due 11/01/2004                          989
                A-        Baa1      3,300   Highlands County, Florida, Health Facilities Authority Revenue
                                            Bonds (Adventist Health Systems), 5.25% due 11/15/2028                 2,401
                NR*       NR*       1,825   Indigo, Florida, Community Development District, Capital
                                            Improvement Revenue Refunding Bonds, Series B, 6.40%
                                            due 5/01/2006                                                          1,793

Illinois--4.7%  AAA       Aaa       4,000   Chicago, Illinois, GO (Lakefront Millennium Parking
                                            Facilities), 5% due 1/01/2018 (b)                                      3,419
                AAA       Aaa       2,500   Illinois Development Finance Authority, PCR, Refunding (Illinois
                                            Power Company Project), Series B, 5.40% due 3/01/2028 (b)              2,188
                A1        VMIG1++     250   Illinois Health Facilities Authority, Revenue Refunding Bonds
                                            (University of Chicago Hospitals), VRDN, 3.70% due 8/01/2026 (b)(f)      250
                AAA       Aaa       4,155   Will and Kendall Counties, Illinois, Community Consolidated
                                            School District Number 202, GO, 5.75% due 12/30/2011 (c)               4,221

Indiana--5.4%   NR*       NR*       3,500   Indiana Health Facilities Financing Authority Revenue Bonds
                                            (Community-Hartsfield Village Project), Series A, 6.375% due
                                            8/15/2027                                                              3,012
                NR*       NR*       2,595   Indiana State Educational Facilities Authority, Revenue
                                            Refunding Bonds (Saint Joseph's College Project), 7% due
                                            10/01/2029                                                             2,510
                A1+       VMIG1++     600   Jasper County, Indiana, PCR, Refunding (Northern Indiana
                                            Public Service), VRDN, Series C, 3.60% due 4/01/2019 (f)                 600
                A1+c      NR*       5,635   Rockport, Indiana, PCR, Refunding (AEP Generating Company
                                            Project), VRDN, Series B, 3.60% due 7/01/2025 (a)(f)                   5,635

Kentucky--0.5%  NR*       NR*       1,165   Kenton County, Kentucky, Airport Board, Special Facilities
                                            Revenue Bonds (Mesaba Aviation Inc. Project), AMT, Series A,
                                            6.625% due 7/01/2019                                                   1,106

Maryland--4.3%  NR*       NR*       9,000   Maryland State Energy Financing Administration, Limited
                                            Obligation Revenue Bonds (Cogeneration-AES Warrior Run),
                                            AMT, 7.40% due 9/01/2019                                               9,182

Minnesota--1.8% AAA       Aaa       4,080   Minnesota State, GO, 5.25% due 8/01/2015                               3,853

Mississippi--2.8%                           Mississippi Business Finance Corporation, Mississippi,
                                            PCR, Refunding (System Energy Resources Inc. Project):
                BBB-      Ba1       5,000     5.875% due 4/01/2022                                                 4,271
                BBB-      Ba1       2,050     5.90% due 5/01/2022                                                  1,756

Nevada--3.3%                                Henderson, Nevada, Health Care Facility Revenue Bonds
                                            (Catholic Healthcare West-Saint Rose Dominican Hospital):
                BBB+      Baa1      5,000     5.375% due 7/01/2026                                                 3,681
                BBB+      Baa1      5,000     5.125% due 7/01/2028                                                 3,506

New             BB-       NR*       1,250   New Hampshire Higher Educational and Health Facilities
Hampshire--                                 Authority, Revenue Refunding Bonds (Littleton Hospital
0.5%                                        Association), Series A, 6% due 5/01/2028                                 999

New Jersey      BBB-      NR*       2,630   New Jersey EDA, Revenue Bonds (First Mortgage-Fellowship
--5.7%                                      Village Project), Series C, 5.50% due 1/01/2018                        2,134
                AAA       Aaa       6,760   New Jersey Sports and Exposition Authority, Convention Center
                                            Luxury Tax Revenue Refunding Bonds, 5% due 9/01/2016 (b)               6,069
                AAA       Aaa       4,400   New Jersey State Housing and Mortgage Finance Agency,
                                            Home Buyer Revenue Refunding Bonds, AMT, Series AA, 5.90%
                                            due 10/01/2029 (b)                                                     4,177

New York        AAA       Aaa      15,500   Long Island Power Authority, New York, Electric System
--11.0%                                     Revenue Refunding Bonds, Series A, 5.50% due 12/01/2029 (b)           13,916
                AAA       Aaa       2,000   Nassau County, New York, GO, General Improvement, Series Q,
                                            5.20% due 8/01/2014 (e)                                                1,853
                NR*       Aaa       7,860   New York City, New York, City Municipal Water Finance
                                            Authority, Water and Sewer System Revenue Bonds, RITR,
                                            Series 11, 8.22% due 6/15/2026 (c)(g)                                  7,258
                A1+       VMIG1++     800   New York City, New York, GO, VRDN, Series B-2, Sub-Series
                                            B-5, 3.55% due 8/15/2011 (b)(f)                                          800

North           AAA       Aaa       3,000   Charlotte, North Carolina, Airport Revenue Bonds, AMT,
Carolina--                                  Series B, 6% due 7/01/2016 (b)                                         2,987
2.9%            BBB       Baa3      2,000   North Carolina Eastern Municipal Power Agency, Power System
                                            Revenue Bonds, Series D, 6.75% due 1/01/2026                           1,950
                AA        Aa2       1,385   North Carolina HFA, Home Ownership Revenue Refunding Bonds,
                                            AMT, Series 6-A, 6% due 1/01/2016                                      1,367


MuniHoldings Fund II, Inc., January 31, 2000


SCHEDULE OF INVESTMENTS (concluded)                                                                      (in Thousands)
                S&P       Moody's    Face
STATE         Ratings     Ratings   Amount  Issue                                                                Value
Ohio--1.8%      NR*       NR*     $ 5,000   Ohio State HFA, Mortgage Revenue Refunding Bonds, RITR, AMT,
                                            Series 15, 7.07% due 9/01/2019 (c)(d)(g)                            $  3,836

Pennsylvania    A1+       VMIG1++   3,900   Geisinger Authority, Pennsylvania, Health System Revenue
--5.3%                                      Refunding Bonds (Penn State-Geisinger Health), VRDN, Series B,
                                            3.65% due 8/15/2028 (f)                                                3,900
                NR*       NR*       2,000   Lancaster County, Pennsylvania, Hospital Authority Revenue Bonds
                                            (Health Center-Saint Anne's Home), 6.625% due 4/01/2028                1,757
                NR*       NR*       3,000   Montgomery County, Pennsylvania, IDA, Revenue Refunding Bonds
                                            (First Mortgage-Meadowood), Series A, 6.25% due 12/01/2017             2,616
                NR*       NR*       2,500   Pennsylvania Economic Development Financing Authority, Exempt
                                            Facilities Revenue Bonds (National Gypsum Company), AMT, Series A,
                                            6.25% due 11/01/2027                                                   2,257
                NR*       NR*       1,000   Philadelphia, Pennsylvania, IDA, Commercial Development
                                            Refunding Bonds (Doubletree), Series A, 6.50% due 10/01/2027             955

Tennessee       NR*       NR*       2,200   Hardeman County, Tennessee, Correctional Facilities Corporation
--1.0%                                      Revenue Bonds, Series B, 7.375% due 8/01/2017                          2,242

Texas--11.0%    BBB-      Baa1      2,500   Dallas-Fort Worth, Texas, International Airport Facilities,
                                            Improvement Corporation Revenue Bonds (American Airlines Inc.),
                                            AMT, 6.375% due 5/01/2035                                              2,305
                A1+       NR*         500   Harris County, Texas, Health Facilities Development Corporation,
                                            Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN,
                                            3.65% due 12/01/2025 (f)                                                 500
                AAA       Aaa       3,000   Lower Neches Valley Authority, Texas, Industrial Development
                                            Corporation, Revenue Refunding Bonds (Mobil Oil Refunding
                                            Corporation), AMT, 5.55% due 3/01/2033                                 2,585
                NR*       NR*       1,750   North Central Texas, Health Facility Development Corporation,
                                            Retirement Facility Revenue Bonds (Northwest Senior Housing),
                                            Series A, 7.50% due 11/15/2029                                         1,621
                A1+       NR*       1,500   North Central Texas, Health Facility Development Corporation
                                            Revenue Bonds (Methodist Hospitals-Dallas), VRDN, Series B,
                                            3.65% due 10/01/2015 (b)(f)                                            1,500
                AAA       Aaa      17,525   Texas State Turnpike Authority, Dallas North Thruway
                                            Revenue Bonds (President George Bush Turnpike), 5.25% due
                                            1/01/2023 (e)                                                         15,251

Virginia--9.1%  NR*       NR*       2,500   Dulles Town Center, Virginia, Community Development
                                            Authority, Special Assessment Tax (Dulles Town Center Project),
                                            6.25% due 3/01/2026                                                    2,302
                AAA       Aaa      10,000   Fairfax County, Virginia, EDA, Resource Recovery Revenue
                                            Refunding Bonds, AMT, Series A, 6.10% due 2/01/2011 (a)               10,415
                NR*       NR*       2,500   Peninsula Ports Authority, Virginia, Revenue Refunding Bonds
                                            (Port Facility-Zeigler Coal), 6.90% due 5/02/2022                      2,060
                                            Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds:
                NR*       Ba1       6,200    First Tier, Sub-Series C, 6.25%** due 8/15/2030                         587
                BBB-      Baa3     48,400    Senior-Series B, 5.95%** due 8/15/2033                                4,231

West            A         A2       12,800   Braxton County, West Virginia, Solid Waste Disposal Revenue
Virginia--5.0%                              Refunding Bonds (Weyerhaeuser Company Project), AMT, 5.40% due
                                            5/01/2025                                                             10,863


                Total Investments (Cost--$228,932)--96.2%                                                        207,795

                Other Assets Less Liabilities--3.8%                                                                8,248
                                                                                                                --------
                Net Assets--100.0%                                                                              $216,043
                                                                                                                ========


             (a)AMBAC Insured.
             (b)MBIA Insured.
             (c)FSA Insured.
             (d)GNMA Collateralized.
             (e)FGIC Insured.
             (f)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2000.
             (g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2000.
               *Not Rated.
              **Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
              ++Highest short-term rating by Moody's Investors Service, Inc.

                See Notes to Financial Statements.



STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                    As of January 31, 2000
Assets:             Investments, at value (identified cost--$228,931,956)                                   $207,794,844
                    Cash                                                                                          84,815
                    Receivables:
                      Securities sold                                                      $ 15,278,351
                      Interest                                                                3,467,874       18,746,225
                                                                                           ------------
                    Prepaid expenses                                                                              20,694
                                                                                                            ------------
                    Total assets                                                                             226,646,578
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                   10,259,367
                      Dividends to shareholders                                                 192,164
                      Investment adviser                                                         94,866       10,546,397
                                                                                           ------------
                    Accrued expenses                                                                              57,231
                                                                                                            ------------
                    Total liabilities                                                                         10,603,628
                                                                                                            ------------

Net Assets:         Net assets                                                                              $216,042,950
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.10 per share (3,480 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $ 87,000,000
                      Common Stock, par value $.10 per share (11,073,334 shares
                      issued and outstanding)                                              $  1,107,333
                    Paid-in capital in excess of par                                        163,858,315
                    Undistributed investment income--net                                      1,060,721
                    Accumulated realized capital losses on investments--net                 (15,846,307)
                    Unrealized depreciation on investments--net                             (21,137,112)
                                                                                           ------------
                    Total--Equivalent to $11.65 net asset value per share of Common
                    Stock (market price--$11.5625)                                                           129,042,950
                                                                                                            ------------
                    Total capital                                                                           $216,042,950
                                                                                                            ============

                   *Auction Market Preferred Stock.


                    See Notes to Financial Statements.



MuniHoldings Fund II, Inc., January 31, 2000


STATEMENT OF OPERATIONS
                    For the Six Months Ended January 31, 2000
Investment          Interest and amortization of premium and discount earned                                $  7,070,089
Income:
Expenses:           Investment advisory fees                                               $    628,154
                    Commission fees                                                             110,156
                    Professional fees                                                            48,627
                    Accounting services                                                          37,973
                    Transfer agent fees                                                          19,189
                    Listing fees                                                                 15,288
                    Organization expenses                                                        13,579
                    Custodian fees                                                                9,765
                    Directors' fees and expenses                                                  9,760
                    Printing and shareholder reports                                              9,738
                    Pricing fees                                                                  3,950
                    Other                                                                         9,574
                                                                                           ------------
                    Total expenses                                                                               915,753
                                                                                                            ------------
                    Investment income--net                                                                     6,154,336
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                        (15,846,296)
Unrealized          Change in unrealized depreciation on investments--net                                    (11,525,524)
Loss on                                                                                                     ------------
Investments--Net:   Net Decrease in Net Assets Resulting from Operations                                    $(21,217,484)
                                                                                                            ------------

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Six         For the
                                                                                          Months Ended       Year Ended
                                                                                          January 31,         July 31,
                    Increase (Decrease) in Net Assets:                                        2000              1999
Operations:         Investment income--net                                                 $  6,154,336     $ 12,254,471
                    Realized gain (loss) on investments--net                                (15,846,296)         778,981
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                        (11,525,524)     (10,544,761)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                              (21,217,484)       2,488,691
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                           (4,752,996)      (9,214,198)
Shareholders:         Preferred Stock                                                        (1,520,795)      (2,777,110)
                    Realized gain on investments--net:
                      Common Stock                                                             (163,066)              --
                      Preferred Stock                                                           (48,041)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (6,484,898)     (11,991,308)
                                                                                           ------------     ------------

Net Assets:         Total decrease in net assets                                            (27,702,382)      (9,502,617)
                    Beginning of period                                                     243,745,332      253,247,949
                                                                                           ------------     ------------
                    End of period*                                                         $216,042,950     $243,745,332
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  1,060,721     $  1,180,176
                                                                                           ============     ============

                    See Notes to Financial Statements.


MuniHoldings Fund II, Inc., January 31, 2000


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived                    For the Six      For the      For the Period
from information provided in the financial statements.                       Months Ended    Year Ended   Feb. 27, 1998++
                                                                             January 31,      July 31,      to July 31,
Increase (Decrease) in Net Asset Value:                                          2000           1999            1998
Per Share           Net asset value, beginning of period                     $      14.16    $      15.01   $      15.00
Operating
Performance:        Investment income--net                                            .56            1.11            .47
                    Realized and unrealized gain (loss) on
                    investments--net                                                (2.49)           (.88)           .04
                                                                             ------------    ------------   ------------
                    Total from investment operations                                (1.93)            .23            .51
                                                                             ------------    ------------   ------------
                    Less dividends and distributions to Common Stock
                    shareholders:
                      Investment income--net                                         (.43)           (.83)          (.29)
                      Realized gain on investments--net                              (.01)             --             --
                                                                             ------------    ------------   ------------
                    Total dividends and distributions to Common Stock
                    shareholders                                                     (.44)           (.83)          (.29)
                                                                             ------------    ------------   ------------
                    Capital charge resulting from issuance of
                    Common Stock                                                       --              --           (.03)
                                                                             ------------    ------------   ------------
                    Effect of Preferred Share activity:+++++
                      Dividends and distributions to Preferred Stock
                      shareholders:
                        Investment income--net                                       (.14)           (.25)          (.10)
                        Realized gain on investments--net                              --++++          --             --
                    Capital charge resulting from issuance of
                    Preferred Stock                                                    --              --           (.08)
                                                                             ------------    ------------   ------------
                    Total effect of Preferred Stock activity                         (.14)           (.25)          (.18)
                                                                             ------------    ------------   ------------
                    Net asset value, end of period                           $      11.65    $      14.16   $      15.01
                                                                             ============    ============   ============
                    Market price per share, end of period                    $    11.5625    $    12.9375   $      14.25
                                                                             ============    ============   ============

Total Investment    Based on market price per share                                (7.25%)+++      (3.79%)        (3.14%)+++
Return:**                                                                    ============    ============   ============
                    Based on net asset value per share                            (14.61%)+++       (.03%)         2.03%+++
                                                                             ============    ============   ============

Ratios Based on     Total expenses, net of reimbursement***                         1.28%*          1.11%           .45%*
Average Net Assets                                                           ============    ============   ============
Of Common Stock:    Total expenses***                                               1.28%*          1.14%          1.04%*
                                                                             ============    ============   ============
                    Total investment income--net***                                 8.61%*          7.35%          7.66%*
                                                                             ============    ============   ============
                    Amount of dividends to Preferred Stock shareholders             2.13%*          1.66%          1.69%*
                                                                             ============    ============   ============
                    Investment income--net, to Common Stock shareholders            6.48%*          5.68%          5.96%*
                                                                             ============    ============   ============

Ratios Based on     Total expenses, net of reimbursement                             .80%*           .73%           .30%*
Total Average                                                                ============    ============   ============
Net                 Total expenses                                                   .80%*           .75%           .71%*
Assets:++++++***                                                             ============    ============   ============
                    Total investment income--net                                    5.35%*          4.83%          5.21%*
                                                                             ============    ============   ============

Ratios Based on     Dividends to Preferred Stock shareholders                       3.49%*          3.20%          3.60%*
Average Net Assets                                                           ============    ============   ============
Of Preferred Stock:

Supplemental        Net assets, net of Preferred Stock, end of period
Data:               (in thousands)                                           $    129,043    $    156,745   $    166,248
                                                                             ============    ============   ============
                    Preferred Stock outstanding, end of period (in
                    thousands)                                               $     87,000    $     87,000   $     87,000
                                                                             ============    ============   ============
                    Portfolio turnover                                             61.40%          71.07%         64.62%
                                                                             ============    ============   ============

Leverage:           Asset coverage per $1,000                                $      2,483    $      2,802   $      2,911
Dividends                                                                    ============    ============   ============
Per Share on        Series A--Investment income--net                         $        456    $        807   $        325
Preferred Stock                                                              ============    ============   ============
Outstanding:        Series B--Investment income--net                         $        418    $        789   $        340
                                                                             ============    ============   ============



                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of operations.
                ++++Amount is less than $.01 per share.
              ++++++Includes Common and Preferred Stock average net assets.
                 +++Aggregate total investment return.
               +++++The Fund's Preferred Stock was issued on March 19, 1998.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniHoldings Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUH. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



MuniHoldings Fund II, Inc., January 31, 2000



NOTES TO FINANCIAL STATEMENTS (concluded)

* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Organization and offering expenses--In accordance with Statement of Position 98-5, unamortized organization expenses of $13,579 were expensed during the six months ended January 31, 2000. This was considered to be a change in accounting principle and had no material impact on the operations of the Fund.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2000 were $131,979,764 and $143,054,772, respectively.

Net realized losses for the six months ended January 31, 2000 and net unrealized losses as of January 31, 2000 were as follows:

                               Realized          Unrealized
                                Losses             Losses

Long-term investments       $ (15,846,296)     $ (21,137,112)
                            -------------      -------------
Total                       $ (15,846,296)     $ (21,137,112)
                            =============      =============


As of January 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $21,137,112, of which $233,916 related to appreciated securities and $21,371,028 related to depreciated securities. The aggregate cost of investments at January 31, 2000 for Federal income tax purposes was $228,931,956.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended January
31, 2000 and the year ended July 31, 1999 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at January 31, 2000 were as follows: Series A, 3.60% and Series B, 3.60%.

Shares issued and outstanding during the six months ended January
31, 2000 and the year ended July 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ending January 31, 2000, Merrill Lynch, Pierce, Fenner &Smith Incorporated, an affilliate of FAM, earned $61,669 as commissions.


5. Subsequent Event:
On February 7, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.065400 per share, payable on February 28, 2000 to shareholders of record as of February 17, 2000.



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MUH